UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14(A) INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LiveRamp Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
LIVERAMP HOLDINGS, INC. 2021 Annual Meeting to be held virtually on August 10, 2021 at 11:30 A.M. PDT

LIVERAMP HOLDINGS, INC. 225 BUSH STREET, 17TH FLOOR SAN FRANCISCO, CA 94104

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 You invested in LIVERAMP HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 10, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* You can also vote by mail by requesting a paper copy of the materials, which will include a Proxy Card. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	John L. Battelle	For

1b.	Debora B. Tomlin	For

1c.	Omar Tawakol	For

2.	Approval of amendment and restatement of the LiveRamp Holdings, Inc. Employee Stock Purchase Plan.	For

3.	Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.	For

4.	Ratification of KPMG LLP as the Company’s independent registered public accountant for Fiscal Year 2022.	For

NOTE: In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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